Exhibit 99.1

INDEMNIFICATION AGREEMENT

In accordance with the provisions of Section 5.1(l) of the Securities Exchange Agreement dated March 16, 2017 (the “Exchange Agreement”), by and between Gotham Capital Holdings, Inc., a New Jersey corporation (“Gotham”), OXYS, Inc., a Nevada corporation (“OXYS”), and the shareholders of OXYS (the “Shareholders”), Pasquele Catizone, Carmine Catizone, and Daniel Generelli, principals of Gotham (each an ”Indemnifying Party” and collectively the “Indemnifying Parties”), jointly and severally, hereby agree to indemnify Gotham, OXYS, and the Shareholders (each an “Indemnified Party” and collectively the “Indemnified Parties”) as follows:

1.                   Survival of Representations and Warranties; Additional Representations. All of the representations, warranties, covenants, and agreements contained in the Exchange Agreement and in any certificate, schedule, document, or other writing delivered pursuant thereto have been relied upon and shall survive the Closing (as defined in the Exchange Agreement). In addition to the representations and warranties made by Gotham in the Exchange Agreement, the Indemnified Parties hereby represent and warrant as follows (the “Additional Representations”) in connection with the quarterly report of Gotham on Form 10-Q for the quarter ended June 30, 2017 (the “10-Q Report”), to be filed hereafter, a copy of which shall be furnished to the Indemnified Parties not less than two business days prior to filing of the 10-Q Report with the Securities and Exchange Commission (the “SEC”), unless the Indemnified Parties shall notify Gotham and OXYS in writing prior to the filing of the 10-Q Report with the SEC:

a.                   The 10-Q Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the 10-Q Report;

b.                   Based on the knowledge of an Indemnifying Party, the financial statements, and other financial information included in the 10-Q Report, fairly present in all material respects the financial condition, results of operations and cash flows of Gotham registrant as of, and for, the quarter ended June 30, 2017;

c.                   The Indemnifying Parties were responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a–15(e) and 15d–15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a–15(f) and 15d–15(f)) for Gotham through the Closing Date and:

i.                        Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under their supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, was made known to Gotham by others within those entities, particularly during the period in which the 10-Q Report was being prepared;

ii.                        Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

iii.                        Evaluated the effectiveness of Gotham’s disclosure controls and procedures and concur with the conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by the 10-Q Report based on such evaluation; and

iv.                        Disclosed to Gotham any change in the registrant’s internal control over financial reporting that occurred during Gotham’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Gotham’s internal control over financial reporting; and

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d.                   The Indemnified Parties have disclosed to Gotham’s auditors and the board of directors:

i.                        All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Gotham’s ability to record, process, summarize and report financial information; and

ii.                        Any fraud, whether or not material, that involves management or other employees who have a significant role in Gotham’s internal control over financial reporting.

2.                   Reliance on Additional Representations. In filing the 10-Q Report, Gotham and its principal executive and financial officer(s) may rely upon the accuracy and completeness of the Additional Representations.

3.                   Indemnification Provisions for the Benefit of the Indemnified Parties. In the event of a misrepresentation or breach (or in the event any third party alleges facts that, if true, would mean a misrepresentation or breach) of any of the Gotham’s representations, warranties, and covenants contained in the Exchange Agreement or the Additional Representations, and, provided that the Indemnified Party makes a written claim for indemnification against the Indemnified Parties pursuant to Section 4 below, then each of the Indemnified Parties agrees to indemnify the Indemnified Party from and against any Adverse Consequences the Buyer may suffer through and after the date of the claim for indemnification resulting from, arising out of, relating to, in the nature of, or caused by the misrepresentation or breach (or the alleged misrepresentation or breach). For purposes of this agreement, “Adverse Consequences” means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys’ fees and expenses.

4.                   Matters Involving Third Parties.

a.                   If any third party shall notify any Indemnified Party with respect to any matter (a “Third Party Claim”) which may give rise to a claim for indemnification hereunder, then the Indemnified Party shall promptly notify the Indemnifying Party thereof in writing; provided however, that no delay on the part of the Indemnified Party in notifying the Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

b.                   The Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice satisfactory to the Indemnified Party so long as (i) the Indemnifying Party notifies the Indemnified Party in writing within 10 business days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim; (ii) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief; (iii) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice adverse to the continuing business interests of the Indemnified Party, and (iv) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

c.                   So long as the Indemnifying Party is conduction the defense of the Third Party Claim in accordance with Section 4(b) above, (i) the Indemnified Party may retain separate co-counsel at its sole expense and participate in the defense of the Third Party Claim; (ii) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably); and (iii) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

d.                   In the event any of the conditions in Section 5 (b) above is or become unsatisfied, however, (i) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith); (ii) the Indemnifying Party will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys’ fees and expenses); and (iii) the Indemnifying Party will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this agreement.

5.                   Other Indemnification Provisions. The foregoing indemnification provisions under this agreement are in addition to, and not in derogation of, any statutory, equitable, or common law remedy any Party may have for breach of representation, warranty, or covenant.

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IN WITNESS WHEREOF, each of the undersigned has executed this Indemnification Agreement, thereby agreeing unconditionally to be bound hereby, effective as of, and in consideration of, the Closing.

/s/ Pasquele Catizone
Pasquele Catizone

Carmine Catizone
Carmine Catizone

Daniel Generelli
Daniel Generelli

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